                                                                    Exhibit 32.1

                   AMERICAN BUSINESS FINANCIAL SERVICES, INC.


                            CERTIFICATION PURSUANT TO
                               18 U.S.C. ss. 1350,
                             AS ADOPTED PURSUANT TO
                  SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002


              Pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 (Section 1350 of Chapter 63 of Title 18 of the United States Code), each of the undersigned officers of American Business Financial Services, Inc. (the "Company"), does hereby certify with respect to the Annual Report of the Company on Form 10-K for the period ended June 30, 2003, as amended by Amendment No. 1 filed on the date hereof on Form 10K/A (the "Report") that:

         (1) The Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

         (2) The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.



Date: October 28, 2003                     /s/ Anthony J. Santilli
                                           -------------------------------------
                                           Anthony J. Santilli
                                           Chief Executive Officer


Date: October 28, 2003                     /s/ Albert W. Mandia
                                           -------------------------------------
                                           Albert W. Mandia
                                           Chief Financial Officer

         The foregoing certification is being furnished solely pursuant to
Section 906 of the Sarbanes-Oxley Act of 2002 (Section 1350 of Chapter 63 of Title 18 of the United States Code) and is not being filed as part of the Report or as a separate disclosure document.